                                                            Exhibit 10 (h)

                                                          Acxiom Corporation
                                                  Leadership Team Compensation Plan -
                                                           Fiscal Year 2002

PLAN OBJECTIVE

o       The objective of the Leadership Team compensation plan is to implement a pay plan that reflects the leader's responsibility, provide compensation that is both equitable and competitive, and which will:

        o       Align the leader's interests with shareholder/investor's interest.

        o       Motivate leaders to achieve the highest level of performance.

        o       Retain key leaders by linking leadership team compensation to company performance.

        o       Attract the best leaders through competitive, growth-oriented plans.

        o       Enable sharing of growth & success between associates, leaders and shareholders.

ELIGIBILITY OF PARTICPANTS

o        For purposes of the Leadership Team Compensation Plan, eligible associates will include Division leaders, Group leaders,
         Business Unit leaders, Sales leaders, Business Development leaders, Industry Application Development leaders, Finance and
         Accounting leaders, Organizational Development leaders, Legal leaders and Corporate Office leaders.

COMPONENTS AND PLAN STRUCTURE

o        The components of the Leadership Team Compensation Plan are as follows:

        o        Base salary (not at risk)
        o        Base salary (at risk)
        o        Long-term incentive (stock options)
        o        Retention/Recruiting Bonus (Special Situations Only)

o        Exhibit 1 of this document reflects the above components for the 5 levels of the Leadership Team Compensation Plan. In addition, it reflects the Business Development / Sales Leadership Plan.

o        Each level of the plan has the following:
        o        Base salary based on comparable market salary for the equivalent position.
        o        Plan structure reflects percentages for each plan component to total compensation as well as number of years for which options are granted under the long-term incentive component of the plan.

o        Each leader is slotted into one of the five levels based on experience, scope of responsibility and past performance. The individual to whom the leader reports is responsible for managing his/her respective slotting. Division leaders must approve all level 3 slottings. Additionally, Division leaders must approve all slottings of individuals on the Business
         Development / Sales Leadership Compensation Plan. The Company leader must approve all slottings of levels 4 and 5.
o        Leaders slotted in the Business Development / Sales Leadership Plan must be a senior level business development / sales leader responsible for:

        o        developing new business and relationships at senior executive levels of customers and prospects, or

        o        providing leadership to two or more sales associates for a Group or Division.  Providing leadership means assigning quotas and territories, conducting regular reviews of salesperson's call activity, hiring, terminations, preparing associate effectiveness plans, performance reviews, coaching, mentoring and overseeing the overall sales process for the area.

                                                       BASE SALARY (NOT AT RISK)

o        Based on market data, guidelines have been established for base salary ranges and base salary increases for leaders.  The target market for senior leaders is the 75th percentile.  The target market for all other leaders is the 50th percentile.
         Leaders who are substantially below market for their role should be placed on a 3 to 4 year market adjustment plan to bring their base salary in line with the market.

o        The percentage increase guidelines are revised / validated annually.  No increases are recommended for FY2002.

BASE SALARY (AT RISK)

General

o        Base salary at risk (referred to as at risk throughout the remainder of this document) is determined based on the level in which the leader is slotted.  At risk is based on the eligible associate's base salary as of March 31, 2001. No adjustment is made to at risk amounts during the plan year unless the leader moves from one plan level to another or is assigned a different job role that warrants a change. In the event there is a change in at risk, it will be pro-rated based on the date of the change.

o        Eligible associates must be employed on the date of the actual payment to receive payment for the at risk amount. The at risk for eligible associates who joined the Leadership Team after March 31, 2001 will be pro-rated based on hire date.

o        Division leaders have the right to withhold a leader's at risk payment if the leader is on a performance improvement plan or has failed to deliver against his/her objectives.

At Risk Attainment

o        At risk attainment is determined based on Company Pre-investment EVA attainment.

o        The Pre-investment EVA Target for FY2002 is:

EVA Incentive Principles

o        Target Incentive
        o        Represents the competitive total compensation opportunity.

o        Expected EVA Improvement
        o        Performance standard to achieve the company "target EVA" and to meet the market expectation of EVA improvemenT required to support the price of the Company's stock.
        o        Achievement of Expected EVA Improvement results in Target Incentive (at risk) Pool.

o        Sharing of EVA Improvement Above/Below Expected
        o        Associates and shareholders share risks and rewards.

        o        Sharing of incremental EVA (above/below "Expected") is constant.
                o        50% of every $1 of EVA above expected is added to incentive (at risk) pool
                o        50% of every $1 of EVA below expected is subtracted from incentive (at risk) pool (EVA improvement can be below zero).
        o        Associates/leaders share in all risks and rewards with no caps or floors.

At Risk Pool Funding

o        At risk pool is funded from earnings after meeting the Company's target EPS gate.  Funding begins at the threshold EPS of
         $.__ and is pro-rated until funding is completed at EPS of $.__.

o        All at risk payments are subject to EPS gate except the commission/specific objective component of the Business Development
         / Sales Leadership plans.  See page 5 - Commission/specific objective at risk targets.

At Risk Pool Distribution

o       Distribution of the at risk pool to the divisions, shared services organizations and the corporate office will be determined by the CLT quarterly and at year-end.

o       Divisions will be measured based on their own performance.  Shared Services and the Corporate Office will be measured on the
        Company's total performance.

o        Guideline criteria for distributions are:
        o        Actual EVA Improvement (60%)
        o        Contribution Improvement of Business Plan Submitted (20%)
        o        Other - Major Wins, DSO Improvement Targets, etc. (20%)

o        CLT will discuss attainment versus guideline criteria.

o        CLT will rate each division's performance against criteria (anonymously).

o        Compensation Committee will rate each division's performance.

o        Outside consultant on EVA incentive plans (Scott Olsen) will recommend distribution.

o        CLT will make the final determination of distribution of the funded at risk pool to each of the Divisions, Shared Services and Corporate Office.

Allocation of At Risk to Each Individual

o        Individual at risk attainment is to be determined by Table 1 shown below.

o        Individual at risk paid equals adjusted attainment based on the percentage of distribution (determined above) compared to total at risk opportunity for your affiliated area of the business (Division, Shared Services or Corporate Office).

o        Any excess over targeted at risk is retained until year-end and will be included in the overachievement incentive calculations.

Standard At Risk Targets

o        The following represents a breakdown of the standard at risk targets that will be used to determine individual attainment.

Table 1:

------------------ --------------- -------------- --------------- --------------- ---------------
                   Corporate       Division       Group Leaders   Revenue Unit    Corporate
                   Office          Leaders        OD/FA           Leaders         Shared
                                                  Leaders**                       Services Unit
                                                                                  Leaders
------------------ --------------- -------------- --------------- --------------- ---------------
Common             100%            60%            40%             25%             75%
Fate               Co. EVA         Co. EVA        Co. EVA         Co. EVA         Co. EVA

------------------ --------------- -------------- --------------- --------------- ---------------
Unit               0%              30%            25%             75%*            25%
Performance                        Div EVA        Div. EVA                        Bus. Plan

                                   10% A/R        25%             (20%Div.
                                                  Group EVA       EVA)*

                                                  10% A/R         (45% Group
                                                                  EVA)*

                                                                  10% A/R
------------------ --------------- -------------- --------------- --------------- ---------------
*     These are the default percentages unless the corporate office approves a different documented plan. The Division leader should submit differences to the corporate office by June 30 and by October 31 for mid-year revisions.
**    Organizational Development and Finance/Accounting leaders' at risk targets are 50% Company EVA and 50% Division EVA.

EVA Targets for Divisions, Groups and Units (Except Acxiom Products Division)

o     The Division, Group and unit EVA is the controllable EVA for a Division and revenue Group/Unit which includes the direct revenue and expenses for the unit(s) less appropriate ABM charges including data center consumption, application software and facilities.  Also included will be a charge for the cost of capital including accounts receivable, data center equipment, workstation/LAN and facilities. The target for your Group/Unit EVA will be negotiated with your Division leader.

o     Exceptions granted during the current fiscal year will affect next year's EVA targets.

EVA Targets for Acxiom Products Division - Groups/Units

o     The definition for EVA for the Acxiom Products Division is the same as for all other divisions except it is calculated on a product line view.  Product line EVA targets and attainment must be certified by the Corporate Office.

Business Plan Targets for Shared Services - Groups/Units

o     The business plan target component for Corporate Shared Services is to maintain your expenses at or below your current fiscal year budget.

Commission/Specific Objective At Risk Targets

o     These targets apply only to Business Development / Sales Leadership Plan.

o     The commission/specific objective portion of at risk under this plan is based on revenue and/or EVA percentage of quota attainment for the territories assigned to the business development/sales leader. It is the responsibility of the individual's
      Division and/or Group leader to establish these targets.

o     The commission/specific objective portion will be funded by the Unit, Group or Division and is not subject to the EPS gate as is the common fate portion of at risk. Budgets and EVA targets will not be adjusted for additional commission expense due to these plans.

o     All commissions are calculated on a YTD, cumulative basis.

o     The Division leader may change commission plan provisions and assigned quotas at any time.

o     The Division leader may choose not to accept additional business when resources are not available to process the work. It is the sales leader's responsibility to make certain that the work will be accepted before customer commitments are made.

Method of Payment

o     It is Acxiom's intention to pay at risk in cash. However, from time to time the Company Leadership Team (CLT), may elect to pay at risk in stock options if conditions of the business justify it. In the event this decision is made, the CLT will make every effort to notify the Leadership Team members within 5 business days of the decision being finalized. If at risk is paid stock options in lieu of cash, the Black-Scholes model will be used to calculate the option value and number of options.  A in two-year valuation will be used for the calculation. All of the options will be issued at the market price and will be 100%
      vested.

o     Payments will be made annually based on attainment of financial objectives up to the target incentive and are subject to the
      EPS funding gate calculation

o     All over achievement incentive calculations will be deferred until year-end.  Over-attainment distributions will be in stock options unless otherwise specified by the Compensation Committee.  When such distributions are determined to be paid in cash by the Compensation Committee, they will be subject to funding from earnings and subject to the EPS gate calculation associated with the Acxiom incentive plans.

o     All payments will be made within 60 days of the end of the year.

Incentive Bank

o        Cumulative performance and incentive linked.

o        Over/Under achievement by Division for current year "deposited" into incentive bank.

o        Bank balance distributed:
        o        Up to 33% of the resulting bank balance will be distributed.
        o        It is the intent of the plan to distribute 33% of the bank balance under normal circumstances.
        o        Actual payout % to be determined annually by the Compensation Committee based on business conditions, financial results and funding considerations.
        o        The Compensation Committee may adjust the payout % based on special circumstances and may elect to not distribute any of the remaining bank balance and to carry all of it forward to the next year.
        o        The Compensation Committee will determine the amounts to be paid from the over-attainment incentive banks and will pay in stock options, unless otherwise specified by the compensation committee.  If the Compensation Committee elects to pay all or a portion of these distributions in cash, the cash portion will be subject to funding from earnings and subject to the EPS gate calculation provisions of the Acxiom incentive plans.

o        Remaining bank balance reserved for future payment subject to sustained business performance of the Division and Acxiom
         Corporation.

o        Bank balances are subject to forfeiture to satisfy EPS Gate.

o        "Negative" bank balance "repaid" before future overachievement incentives are paid.

o        In order to receive any distributions from the incentive bank, the associate must be employed at the time of distribution.
         Bank balances will be forfeited upon termination.

Over/Under Achievement

o        Above/below targeted EVA, 50% of all Incremental EVA will be added to / subtracted from the Incentive Banks.

o        Above/Below target funds will be added to/subtracted from the respective incentive banks based on the performance of the affiliated area of the business (Division, Shared Services or Corporate Office).

o        The over/under achievement EVA will be primarily calculated at the Division level. However, the Compensation Committee has the authority to make adjustments based on business circumstances. In no cases will the sum of the over attainment banked be greater than the total company's over attainment.

LONG-TERM INCENTIVE

o        For purposes of determination of the long-term incentive (LTI), eligible associates must be employed and be a member of the
         Leadership Team on the date the Board of Directors reviews the LTI grants for that year (August Board of Directors meeting).  These options fall under the Acxiom stock option plan and will be subject to all standard provisions.

o        The long-term incentive will be in the form of stock options and other performance vehicles as necessary. The current year vehicle will be stock options.

o        Stock options will be awarded under three categories:

         Category A - Fair market value at date of grant
         Category B - 25% above fair market value
         Category C - 50% above fair market value

o        Using the Black-Scholes stock options pricing model, the mix of options to be awarded as an approximate percentage of the total long-term incentive are:

         Category A - 50% of total long-term incentive
         Category B - 25% of total long-term incentive
         Category C - 25% of total long-term incentive

o        Under the long-term incentive plan, participants will be awarded a grant of stock options on a cycle corresponding to the level of compensation plan to which the leader has been assigned. Multi-year grants are awarded for levels 3 through 5.

o        In the event a leader is assigned a level with multi-year grants, they will be awarded the number of years of options necessary to put them on the same cycle as all other leaders on that level.

o        Stock options awarded will vest over 6 years, 20% after years 2, 3, 4, 5, & 6 respectively, following the date of grant.
         Stock options may not be exercisable later than fifteen years after their date of grant.

o        Stock options may also be granted at the October Board Meeting. The October options include new Leadership Team members as well as adjustments for those moving from one level to another.

o        It is the current intent of the Board of Directors to continue this plan (or a similar plan) in future years. The Board of
         Directors reserves the right to modify or cancel this plan in at any time for any reason at its sole discretion.

RETENTION/RECRUITING BONUS

Retention Bonus

o        The objective of the retention bonus is to provide a vehicle to retain key senior leaders who we are at risk of losing.

o        Each Retention Bonus Plan for a senior leader must be approved by Charles Morgan and Rodger Kline.

o        In addition to the standard at risk plan, a retention bonus can be put in place for a leader with the following plan provisions:
        o        Up to 25% of base salary (determined by Division leader, Rodger Kline and Charles Morgan)
        o        To be paid at same time as at risk payments
        o        Not subject to Corporate gate
        o        Based on achieving predetermined, documented, individual objectives
        o        Distribution amounts to be determined by Division leader

Recruiting Bonus

o       With the current demand for talent, it may be necessary to pay a one-time recruiting bonus to recruit key leaders to Acxiom.

o       In addition to the standard at risk plan, a recruiting bonus can be put in place for a leader with the following plan provisions:
        o        Up to 25% of base salary (determined by Division leader, Rodger Kline and Charles Morgan)
        o        To be paid upon hiring
        o        Not subject to Corporate gate

PLAN MODIFICATIONS

Any modification to this standard plan must be approved in advance by the Company Operations Leader.

                                                                                        Exhibit 1

                                              Acxiom Corporation
                                       Compensation Guidelines - FY2002
                                               Leadership Team

---------------------------------------------------------------------------------------------------------------
                                         General Leadership Team Plan
---------------------------------------------------------------------------------------------------------------

    Leader         'Not at Risk' Base Salary Ranges                         Plan Structure
               ------------------------------------------------------------------------------------------------
Classification                                               Base         At Risk         LTI     Yrs Granted
---------------------------------------------------------------------------------------------------------------

   Level 5                                                   35%            25%           40%          3
                         Salary ranges determined by
   Level 4               market data for individual          40%            25%           35%          3
                         area of
                         responsibility.
   Level 3                                                   50%            25%           25%          2

   Level 2                                                   60%            20%           20%          1

   Level 1                                                   70%            15%           15%          1
---------------------------------------------------------------------------------------------------------------
NOTE:  At Risk Opportunity for the fiscal year is established based on Base Salary as of March
31, 2001.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                              Business Development / Sales Leadership Team Plan
---------------------------------------------------------------------------------------------------------------

    Leader         'Not at Risk' Base Salary Ranges                         Plan Structure
               ------------------------------------------------------------------------------------------------
Classification                                              Base         At Risk         LTI      Yrs Granted
---------------------------------------------------------------------------------------------------------------

   Level 3                                                   40%           40%           20%           2
                         Salary ranges determined by
   Level 2               market data for individual       40%-45%*      35%-40%*         20%           1
                         area of
                         responsibility.
   Level 1                                                   50%           30%           20%           1

                                                                      ---------------
                                                                      Common
                                                                      Fate  Commissions
                                                                      ---------------

                                                                        75%    25%

                                                                        50%    50%

                                                                        25%    75%

---------------------------------------------------------------------------------------------------------------
*Base salary and at risk must add up to 80%
NOTE:  At Risk Opportunity for the fiscal year is established based on Base Salary as of March
31, 2001.
---------------------------------------------------------------------------------------------------------------